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                                                                 EXHIBIT 10.6(D)

                   EXTENSION OF INDUSTRIAL LEASE AGREEMENT

This agreement is made and entered into this 17th day of December, 1998 by and between James R. Benson ("Landlord") and Fusion Medical Technologies ("Tenant").

Reference is made to that certain Industrial Lease Agreement dated 15 June, 1994 by and between James R. Benson ("Landlord") and Fusion Medical Technologies ("Tenant") ("Lease Agreement") and that certain Extension of Industrial Lease Agreement dated 10 July, 1996 ("First Extension") and that certain Extension of Industrial Lease Agreement dated 25 March, 1998 ("Second Extension").

The parties agree that the Lease Agreement shall be extended for three years with an option to extend the lease for one additional year, under the following terms and conditions;

1.   MONTHLY LEASE RATES

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         PERIOD                              LEASE RATE
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
         1 January, 1999 to 31 December 1999    $2.00/sq. ft NNN
       -------------------------------------------------------------------------
         1 January, 2000 to 31 December 2000    $2.15/sq. ft NNN
       -------------------------------------------------------------------------
         1 January, 2001 to 31 December 2001    $2.25/sq. ft NNN
       -------------------------------------------------------------------------
         1 January, 2002 to 31 December 2002    $2.45/sq. ft NNN (Option Year)
       -------------------------------------------------------------------------

2.   OPTION YEAR NOTIFICATION

     Tenant must notify Landlord during the month of January, 2001 if Tenant intends not to extend the lease through the year 2002. Failure of Tenant to notify Landlord during that month automatically defaults to acceptance of the one-year extension at the lease rate of $2.45/sq.ft. NNN.

3. Except as indicated above, all terms and conditions of Lease Agreement and First Extension and Second Extension shall remain in full force and effect including all Tenant's obligations thereunder.

IN WITNESS WHEREOF, the Landlord and Tenant have executed this agreement the date and year fist above written.

"LANDLORD"                              "TENANT"
JAMES R. BENSON                         FUSION MEDICAL TECHNOLOGIES, INC.
                                        a Delaware corporation

/s/ James R. Benson                     /s/ Philip Sawyer, CEO
----------------------------            --------------------------------
James R. Benson                         By: Philip Sawyer
                                        Its: CEO